The Alger Funds II

Supplement dated June 1, 2015 to the

Statement of Additional Information dated March 1, 2015

As Supplemented to Date

The following should be added to the table under the heading “Other Accounts Managed by Portfolio Managers” on page 38 of the Statement of Additional Information:

Ankur Crawford	5	$4,790,660,888	1	$602,413,928	4	$5,196,264,198

The following should be added to the table under the heading “Securities Owned by the Portfolio Managers” on page 38 of the Statement of Additional Information:

Ankur Crawford	Spectra Fund	D*

S-SSAI-II 6115